Exhibit 99.1

Jerrick Media Holdings, Inc. Secures Outstanding Conversions, Achieves Funding Milestones and Accelerates Momentum Towards Key Roadmap Metrics

- After securing the needed conversions for funding, in a further show of confidence, current and new investors participated in an additional $433,000 of common stock and warrant private placement.

- New industry partnerships and platform integrations continue to add long term value to content creators and brands on the Vocal platform.

NEW YORK, Oct. 24, 2018 /PRNewswire/ -- Jerrick Media Holdings, Inc., (OTCQB: JMDA) (the “Company” or “Jerrick”), a technology company and the creators of Vocal, today announced the conversion of an additional $1,758,214 of debt and preferred stock into 8,960,517 shares of the Company’s common stock. As inducement for converting their debt and preferred stock into shares of the Company’s common stock, the Company issued those debt holders and preferred stockholders 4,480,261 warrants to purchase shares of the Company’s common stock at an exercise price equal to $0.30 per share, that expire five years from the date of issuance. The Company also secured an additional $433,000 in capital commitments, amounting to a total of $3,466,290 raised in its private placement offering (the “Offering”). Each unit of the Offering consists of one (1) share of common stock and a warrant to purchase one (1) share of common stock and were sold at a price of $0.25 per unit. The warrants are exercisable for a period of five years at an exercise price of $0.30 per share.

Together with the $12,138,152 of debt and preferred stock already converted into equity earlier this month, as specified in the S-1 filed today, October 24, brings the total amount of converted debt and preferred to $13,896,233. With these conversions and today’s S-1 filing, the Company has now completed the core hurdles delineated in the terms of the Offering and, as per the financing terms, will receive the second tranche of funds. In effect, nearly 100% of all previously outstanding convertible debt and preferred stock has been eliminated, debt service burdens have been significantly reduced and the new capital from the Offering provides fuel to the forward runway.

“What we have accomplished by converting nearly $14 million of debt and all outstanding shares of preferred stock into common stock, while at the same time raising a total of approximately $3.45 million in an up-round is an extraordinary achievement. Our investors understand the tremendous potential for scale that is embedded in Vocal’s technology,” said CEO Jeremy Frommer.

The net proceeds of the Offering are expected to be used for working capital. Specific focus on technology development and strategic initiatives will enhance Vocal’s positioning in the digital ecosystem as a primary destination for creators and brands, as well as a strong partner for complimentary platforms.

“Vocal is positioned ahead of current industry trends. With its vibrant communities that are fueled by a diverse base of creators and a proven moderation system that, at its core, is powered by human curation, Vocal provides a brand and creator-safe environment,” said Justin Maury, Co-Founder and Head of Product.

Following the successful implementation of Stripe, one of the largest online payment processors, the Company has completed three additional platform integrations: Stripe Express, Unsplash and Flipboard.

●	Stripe Express: Vocal’s recently released Wallet feature promotes and celebrates its core value: helping creators expand their audience and fund their creativity. The integration of Stripe Express into Vocal’s Wallet feature allows US-based creators to easily create and connect their Stripe account to Vocal.

●	Unsplash: With the integration of the world’s largest collection of royalty-free, high quality photos into the platform, creators, specifically on mobile devices, can more efficiently create quality, rich-media content. Unsplash integration is utilized by major companies such as Adobe, Squarespace and Google.

●	Flipboard: Vocal has been approved as a Flipboard publisher, allowing creators’ stories to reach Flipboard’s 100 million monthly active users. This allows for easier discoverability and potential further monetization for the creator.

“Vocal is home to 350,000 creators, 34 communities and 350 long-form submissions daily, and is expected to grow at an exponential rate. With over a quarter of a million submissions since early 2017, Vocal is already an established and trusted platform in the creator community.” said Frommer.

Jerrick’s transformation of its balance sheet, through the Offering and the conversion of debt and preferred securities, allows the investment community to focus on the Company’s fundamental value, while Management can focus on its roadmap for technology development, revenues and creator growth.

“The execution of our business plan is a testament to the quality of our management team,” continued Frommer. “ At the current development pace, Jerrick’s flagship product Vocal will introduce a number of new features that will allow it to substantially increase its quarterly revenues. This trend will be compounded by the expanding universe of creators on Vocal, expected to reach 1 million in the latter half of 2019. The pace of growth should continue to accelerate as we introduce subscription-based revenue streams, complete the Company’s uplisting to the NASDAQ Capital Market in the summer of 2019 and begin the next chapter of Jerrick’s journey.”

About Jerrick:

Jerrick is a holding company that develops technology-based solutions designed to solve for challenges that have resulted from disruption and evolution within the broad media and content generation environment. Its flagship product Vocal is a long-form, digital publishing platform focused on supporting content creators by providing them with content management tools that are embedded within digital communities. Vocal is architected to enable targeted marketing of branded content and e-commerce opportunities embedded within long-form content. Vocal’s community sites are managed by a dedicated team, whose primary focus is on creating healthy communities and identifying monetization opportunities within them.

For news and more information please visit: https://jerrick.media/

For regular updates on Jerrick and Vocal, follow our LinkedIn pages:

Jerrick: https://www.linkedin.com/company/jerrick-media/
Vocal: https://www.linkedin.com/company/vocal/
Vocal for Brands: https://www.linkedin.com/showcase/vocal-for-brands/
Jeremy Frommer: https://www.linkedin.com/in/jeremyfrommer/

Forward-Looking Statements:

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. Forward-Looking Statements Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intends,” “plans,” “believes” and “projects”) may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings.

The securities offered and sold by Jerrick in the private placement were not registered under the Securities Act of 1933 or state securities laws and may not be offered or sold in the United States absent registration with the U.S. Securities and Exchange Commission (“SEC”) or an applicable exemption from such registration requirements. Jerrick has agreed to file a registration statement with the SEC covering the resale of the shares of common stock, including shares of common stock issuable upon exercise of the warrants, to be issued in the private placement. Any resale of Jerrick’s securities under such resale registration statement will be made only by means of a prospectus.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

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